As filed with the Securities and Exchange Commission on June 29, 1995.

                                                                   33-36507
                                                                   811-06157

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
            OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)
                                                       _
Filed by the registrant                          |X|
Filed by a party other than the registrant |_|

Check the appropriate box:
_
|X|   Preliminary proxy statement
| |   Definitive proxy statement
|_|   Definitive additional materials
|_|   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a- 12

                           EATON VANCE INVESTMENT FUND, INC.

                (Name of Registrant as Specified in Its Charter)

                  EATON VANCE INVESTMENT FUND, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

_
| |
     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.
_
|_|$500 per each party to the controversy pursuant to Exchange Act Rule
      14a-6(i)(3).
_
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


_
| |Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:
      (2) Form, schedule or registration statement number:
      (3) Filing party:
      (4)   Date filed:

                            Page 1 of __ total pages

                                  EV MARATHON
                             STRATEGIC INCOME FUND
                               24 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110

                                                                   July 14, 1995


 Dear Shareholder:

 You are cordially invited to attend a Special Meeting of Shareholders of EV Marathon Strategic Income Fund (the "Fund") to be held at the offices of the Fund, 24 Federal Street, Boston, Massachusetts 02110 at 11:15 a.m. (Boston time) on August 30, 1995.

 At this meeting you will be asked to consider an Agreement and Plan of Reorganization under which the Fund will be reorganized from a series fund of Eaton Vance Investment Fund, Inc., a Maryland corporation, to a series fund of Eaton Vance Government Obligations Trust, a Massachusetts business trust. The proposed Reorganization is intended to help the Fund reduce operating costs, thereby enhancing long-term returns, and improve operational flexibility. The investment objective and policies of the Fund will remain the same.

 A formal Notice of Special Meeting of Shareholders, the Proxy Statement, and a form of proxy are enclosed for your review and use.

 Your Directors recommend that you vote in favor of the proposed Reorganization. The Directors unanimously approved the Agreement and Plan of Reorganization and determined that the Reorganization is in the best interest of the Fund and will not result in dilution of the interest of the shareholders of the Fund.

 Whether or not you attend the meeting, it is important that your shares be represented. Therefore, please complete and send in your proxy.



                                   Sincerely,



                                   James B. Hawkes
 President

                                  EV MARATHON
                             STRATEGIC INCOME FUND
                               24 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 30, 1995


 To the Shareholders of EV Marathon Strategic Income Fund

 A Special Meeting of Shareholders of EV Marathon Strategic Income Fund (the "Fund") will be held at the offices of the Fund, 24 Federal Street, Boston, Massachusetts 02110, on August 30, 1995 at 11:15 a.m. (Boston time), for the following purposes:

 (1) To consider and act upon a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Fund will be reorganized from a series fund of Eaton Vance Investment Fund, Inc., a Maryland corporation, to a series fund of Eaton Vance Government Obligations Trust, a Massachusetts business trust.

 (2) To consider and act upon any matters incidental to the foregoing purposes or any of them, and any other matters which may properly come before said Meeting or any adjourned session thereof.

 YOUR DIRECTORS RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM (1)

 The Directors have fixed the close of business on July 5, 1995 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournments thereof.

                                   By Order of the Board of Directors,

                                   Thomas Otis, Secretary

July 14, 1995





 IMPORTANT - Shareholders can help the Directors avoid the necessity and additional expense to the Fund of further solicitations to insure a quorum by promptly returning the enclosed proxy. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

                                  EV MARATHON
                             STRATEGIC INCOME FUND
                               24 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110

                                                                   July 14, 1995


                                 PROXY STATEMENT
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS


 A proxy is enclosed with the foregoing Notice of the Special Meeting of Shareholders of EV Marathon Strategic Income Fund (the "Fund"), a series of Eaton Vance Investment Fund, Inc. (the "Corporation"), a Maryland corporation, to be held on August 30, 1995, for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Directors of the Corporation and is revocable by the person giving it prior to exercise by a signed writing filed with the Fund's transfer agent, The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104, or by executing and delivering a later dated proxy, or by attending the meeting and voting his or her shares in person. Each shareholder may specify the manner in which he or she desires his or her proxy to be voted upon the matters referred to in the proxy; in the absence of such specification, a proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each such matter. This proxy material is being initially mailed to shareholders on or about July 14, 1995.

 The Directors have fixed the close of business on July 5, 1995, as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of July 5, 1995, the number of shares of beneficial interest of the Fund outstanding was .

 As of July 5, 1995, , and , held of record the following percentages of the outstanding shares of the Fund: %, % and %, respectively. To the knowledge of the Fund, no other person owns (of record or beneficially) more than 5% of its outstanding shares.

 The Fund is a series of the Corporation which was incorporated in Maryland on October 4, 1990, under Articles of Organization (the "Articles"), as amended from time to time.

 The Directors know of no matter other than that mentioned in Proposal 1 of the Notice which will be presented at the meeting. If any other matter is properly presented at the meeting, it is the intention of the persons named as attorneys in
                                       1
the enclosed proxy to vote the proxies in accordance with their judgment in regard to such matter.

PROPOSAL 1. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE REORGANIZATION OF THE FUND FROM A SERIES FUND OF EATON VANCE INVESTMENT FUND, INC. TO A SERIES FUND OF EATON VANCE GOVERNMENT OBLIGATIONS TRUST

                                    GENERAL

 The Directors of the Corporation have unanimously approved, subject to the approval of shareholders of the Fund, an Agreement and Plan of Reorganization (the "Reorganization Agreement") in the form attached to this Proxy Statement as Exhibit A. The Reorganization Agreement provides for the reorganization of the Fund (the "Reorganization") from a series fund of Eaton Vance Investment Fund, Inc. (the "Corporation"), a Maryland corporation, to a new series fund of Eaton Vance Government Obligations Trust (the "Trust"), a Massachusetts business trust.

 The Trust is a registered open-end, management investment company organized as a Massachusetts business trust on May 7, 1984, originally formed under the name Eaton Vance Government Obligations Trust. In connection with several reorganizations of Eaton Vance funds, including the Reorganization, the Trustees of the Trust have approved a change in the Trust's name to Eaton Vance Mutual Funds Trust. This name change will occur prior to the Reorganization. The Trust currently has other existing series (the "Existing Series").

 The Reorganization will involve the transfer of all of the assets of the Fund to a corresponding new series of the Trust established in connection with the Reorganization (the "Successor Fund") in exchange for the assumption of the Fund's liabilities by the Successor Fund and the issuance to the Fund of shares of beneficial interest ("shares") of the Successor Fund. The aggregate number of shares of the Successor Fund (the "Successor Fund Shares") issued to the Fund will be equal to the number of shares of the Fund outstanding immediately before the Reorganization. These transactions will be immediately followed by a pro rata distribution by the Fund of the Successor Fund Shares to the holders of Fund shares in exchange for those shares, in liquidation of the Fund. The existence of the Fund and the Corporation will then be terminated. As a result of the Reorganization, shareholders of the Fund will become shareholders of a new series of the Trust, i.e., the Successor Fund. The name of the Fund will be the same. EXCEPT FOR REORGANIZING THE FUND AS A SERIES OF THE TRUST, THE REORGANIZATION WILL NOT RESULT IN ANY CHANGES IN THE INVESTMENT POLICIES OR OPERATIONS OF THE FUND.
                                       2

                     PURPOSE OF THE PROPOSED REORGANIZATION

 THE PURPOSE OF THE REORGANIZATION IS TO INCREASE ADMINISTRATIVE EFFICIENCY IN THE OPERATION OF THE FUND, TO REDUCE THE OPERATING EXPENSES OF THE FUND BY ACHIEVING ADDITIONAL ECONOMIES OF SCALE AND TO IMPROVE THE FUND'S OPERATIONAL FLEXIBILITY. Specifically, it is anticipated that the Fund will incur slightly lower registration, printing, administrative, legal and accounting expenses if the Fund is organized as a series of the Trust. Over time, these savings should have a positive effect on the Fund's total return. In addition, the Fund will be governed by the more flexible Massachusetts business trust law rather than Maryland corporate law.

 Eaton Vance Management ("EVM"), with its principal office located at 24 Federal Street, Boston, Massachusetts 02110, serves as administrator to the Fund and to each of the Existing Series. The Fund is currently responsible for all expenses it incurs that are not expressly stated to be payable by EVM under the Administrative Services Agreement. Expenses for which the Fund is responsible include, without limitation, fees and expenses of its custodian and transfer agent; the cost of share certificates; fees and expenses of registering its shares; expenses of reports to shareholders, proxy statements, and other expenses of shareholders' meetings; printing and mailing expenses; legal and accounting expenses; expenses of issue, sale, repurchase and redemption of shares; expenses incurred in purchasing investment securities; taxes and interest; registration of the Corporation under the Act; and governmental fees.

 The Fund is currently a series of the Corporation. As a result of the Reorganization it will become a series of the Trust. The Corporation is organized as a Maryland corporation while the Trust is organized as a Massachusetts business trust. The Corporation is subject to more restrictive statutory provisions than the Trust. The material differences with respect to governance of the Trust and the Corporation are summarized below.

 The Directors of the Corporation have determined that the expense reductions and improved operational flexibility resulting from the Reorganization would benefit shareholders of the Fund. Expense reductions will be attributable to, among other things, (i) greater operating efficiency of the Fund resulting from the need for fewer shareholder and Trustee meetings; (ii) the dissolution of the Corporation after the Reorganization resulting in lower administrative costs;
(iii) lower annual state registration fees; (iv) lower administrative, filing, printing and distribution costs, especially if prospectuses, shareholder reports and other disclosure documents of the Fund should be combined with those of the Existing Series in the Trust (such combinations are not currently planned for this Fund); (v) in any given year, possible reductions in fees payable to the Securities and Exchange Commission ("SEC") to register shares of the Successor Fund as a result of the ability of the Successor Fund (a) to offset redemptions of Trust shares against new sales of Successor Fund Shares and (b) to issue shares which
                                       3
already have been registered with the SEC under the Trust's registration statement and thus avoiding the incurrence by the Successor Fund of any additional registration fee for such shares; and (vi) possible slight reductions in annual legal and accounting expenses.

 BASED ON THE ANTICIPATED INCREASE IN ADMINISTRATIVE EFFICIENCY WITH RESPECT TO THE FUND, REDUCTIONS IN THE EXPENSES OF THE FUND AND IMPROVED OPERATIONAL FLEXIBILITY WITH RESPECT TO THE FUND, THE BOARD OF DIRECTORS OF THE CORPORATION HAS DETERMINED THAT THE PROPOSED REORGANIZATION WOULD BE IN THE BEST INTEREST OF THE FUND AND ITS SHAREHOLDERS. The Directors of the Corporation believe that it is in the Fund's interest to reduce its gross annual operating expense ratios to the lowest possible level. The Directors believe that it is generally beneficial to the Fund to improve the efficiency, reduce the annual cost and improve the flexibility of the Fund's operations and that the Fund will ultimately benefit from the Reorganization.

              SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION

 The following discussion summarizes certain terms of the Reorganization Agreement. This summary of the Reorganization Agreement is qualified in its entirety by the provisions of the form of Reorganization Agreement attached to this Proxy Statement as Exhibit A.

 In order to accomplish the Reorganization, the Successor Fund has been established as a new series of the Trust. Assuming that the Reorganization is approved by shareholders, it is currently contemplated that the closing date of the Reorganization (the "Closing Date") will be October 31, 1995. On the Closing Date, the Fund will transfer all of its assets to the Successor Fund in exchange for the assumption by the Successor Fund of all of the liabilities of the Fund and the issuance to the Fund of Successor Fund Shares. The number and net asset value per share of Successor Fund Shares to be issued by the Successor Fund will be identical to the number and net asset value per share of the shares of the Fund outstanding on the Closing Date.

 The Fund, as the sole shareholder of the Successor Fund, will then vote on certain matters that require shareholder approval, as described below. Immediately thereafter, the Fund will liquidate and distribute the Successor Fund Shares to each shareholder pro rata in proportion to such shareholder's beneficial interest in the Successor Fund Shares and in exchange for that shareholder's Fund shares. The existence of the Fund and the Corporation will then be terminated. The number and net asset value per share of Successor Fund Shares to be received by each shareholder will be identical to the number and net asset value per share of shares of the Fund held by that shareholder immediately prior to the Reorganization. A confirmation will be mailed to each shareholder disclosing the number of Successor Fund Shares registered to such shareholder's account.
                                       4

 If, at any time prior to the Closing Date, the Board of Directors of the Corporation or the Board of Trustees of the Trust determines that it would not be in the best interest of the Fund, the Trust or their respective shareholders to proceed with the Reorganization, the Reorganization will not be consummated, notwithstanding the approval of the Reorganization by shareholders at this meeting. The obligations of the Corporation and the Trust under the Reorganization Agreement are subject to various conditions. In order to provide against unforeseen events, the Reorganization Agreement may be terminated or amended at any time prior to the Closing Date by the Board of Directors of the Corporation or the Board of Trustees of the Trust. The Corporation and the Trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Reorganization Agreement, provided that any such waiver or amendment does not materially adversely affect the interests of shareholders of the Fund.

               CONTINUATION OF SHAREHOLDER ACCOUNTS AND ELECTIONS

 The Trust's transfer agent, The Shareholder Services Group, Inc. ("TSSG"), will establish accounts for all shareholders of the Fund containing the appropriate number of Successor Fund Shares to be received by that shareholder under the Reorganization Agreement. Such accounts and the elections applicable to each account will be identical in all material respects to the accounts and elections currently maintained by the Fund for its shareholders.

                         EXPENSES OF THE REORGANIZATION

 The Fund will bear all of the expenses associated with the transactions contemplated by the Reorganization Agreement. It is presently estimated that the aggregate expenses of the Reorganization, including costs associated with the solicitation of proxies, will be approximately $25,000.

                     TAX CONSEQUENCES OF THE REORGANIZATION

 It is a condition to the consummation of the Reorganization that the Corporation, on behalf of the Fund, and the Trust receive on or before the Closing Date an opinion from legal counsel, Hale and Dorr, concerning the federal income tax consequences of the Reorganization. This opinion will provide, among other things, that the transaction contemplated by the Reorganization Agreement will constitute a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and that, consequently, no gain or loss will be recognized for federal income tax purposes by the Fund or its shareholders upon (1) the transfer of all of the Fund's assets to the Successor Fund in exchange solely for Successor Fund Shares and the assumption by such Successor Fund of the Fund's liabilities or (2) the distribution by the Fund of the Successor Fund Shares, in liquidation of the Fund, to the shareholders in exchange for their Fund Shares. The opinion will further state, among other things, that (i) the federal tax basis of the
                                       5

Successor Fund Shares to be received by shareholders of the Fund will be the same as the federal tax basis of the Fund shares surrendered in exchange therefor and (ii) each shareholder's federal tax holding period for his or her Successor Fund Shares will include such shareholder's tax holding period for the Fund shares surrendered in exchange therefor, provided that such Fund shares were held as capital assets on the date of the exchange.

                      GOVERNANCE OF THE TRUST AND THE FUND

 The officers and Trustees of the Trust are currently identical to the officers and Directors of the Corporation, with the following exceptions: (i) M. Dozier Gardner is President and Trustee of the Trust, but is not an officer or Director of the Corporation; (ii) James B. Hawkes is President of the Corporation, but is a Vice President of the Trust; (iii) Landon T. Clay is a Director of the Corporation, but is not a Trustee of the Trust; (iv) William H. Ahern, Jr. is a Vice President of the Trust, but not of the Corporation; (v) H. Day Brigham, Jr. is a Vice President of the Trust, but not of the Corporation; (vi) John P. Rynne is Assistant Secretary of the Trust, but not of the Corporation; (vii) Barbara
E. Campbell is Assistant Treasurer of the Trust, but not of the Corporation;
(viii) Douglas C. Miller is Assistant Treasurer of the Trust but not of the Corporation; and (ix) Mark Venezia is Assistant Vice President of the Corporation, but not of the Trust. Mr. Gardner serves or has served during the last five years as President and Chief Executive Officer of EVM, Boston Management Research ("BMR") a wholly-owned subsidiary of EVM, Eaton Vance, Inc. ("EV") and Eaton Vance Corp. ("EVC"), parent of EVM. He has also served as a director, trustee and/or officer of various investment management companies managed by EVM and/or BMR.

 Mr. Ahern has served as Assistant Vice President of BMR, EVM and EV since March 1, 1994. He has been an employee of EVM since July 17, 1989. He also serves as an officer of various investment management companies managed by EVM and/or BMR.

 Mr. Brigham serves and has served during the past five years as Chairman of the Management Committee and Vice President of BMR, EVM and EV, and a Director of EVC. He has also served as a trustee or officer of various investment management companies managed by EVM and/or BMR.

 John P. Rynne serves and has served during the past five years as Vice President and Comptroller of BMR, EVM and EV and Comptroller of EVC.

 Ms. Campbell has served as Assistant Vice President of BMR, EVM and EV since January 17, 1992. She has been an employee of EVM since October 23, 1991. Prior to that she served as Audit Manager - Financial Services Industry Practice, Deloitte & Touche (1987-1991). She has also served as an officer of various investment management companies managed by EVM and/or BMR.
                                       6

 Mr. Miller has served as Assistant Vice President of BMR, EVM and EV since March 1, 1994. He has been an employee of EVM since April 19, 1993. Prior to that he served as Director of Corporate Finance - State Street Research Investment Service (1992-1993) and Audit Senior - Financial Services Industry Practice, Deloitte & Touche (1987-1991). He has also served as an officer of various investment management companies managed by EVM and/or BMR.

 The Corporation is governed by Maryland corporate law while the Trust is governed by Massachusetts business trust law. Massachusetts business trust law is silent as to most aspects of trust governance and operation. The governance and operation of a Massachusetts business trust, therefore, is guided by the trust's Declaration of Trust and its By-Laws. Maryland corporate law, on the other hand, contains detailed provisions regarding the governance and operation of a corporation to which a Maryland corporation must adhere. The Corporation also has certain requirements set forth in its Articles and By-Laws. While there are many similarities with respect to the governance and operation of the Trust and the Corporation, there are some material differences. Some of the material differences are set forth below:

 (i) Liability.

 Massachusetts business trusts do not have a statutory prohibition against personal liability of shareholders and directors for obligations of the trust. The Declaration of Trust of the TRUST, however, provides that shareholders will not be subject to any personal liability whatsoever with respect to any actions or obligations of the Trust. The Declaration of Trust further provides that Trustees, officers and employees of the Trust will have no personal liability with respect to obligations of the Trust, although Trustees and officers may be liable if they act in bad faith. The By-Laws of the Trust also provide for the indemnification of shareholders, trustees, officers and employees in the event they are deemed liable for any acts or obligations of the Trust. Such indemnification will not apply to trustees, officers and employees if their liability is a result of actions they have taken in bad-faith.

 Maryland law provides that shareholders, directors, officers and employees do not have personal liability with respect to the obligations of a Maryland corporation. The CORPORATION'S Articles further provide that the Corporation will indemnify directors and officers in the event they are deemed liable for the acts or obligations of the Corporation unless their liability is a result of actions they have taken in bad faith.

 (ii) Redemptions of Shares.

 The TRUST'S Declaration of Trust provides that shares of the Trust are redeemable at such time and in such manner as the Trustees determine from time to time.

 The CORPORATION'S Articles provide that the Directors may cause redemptions at net asset value of shares of any shareholder if such shareholder has had shares of a class or series having an aggregate net asset value of $1,000 or less in his or her account. The Corporation must provide at least sixty days prior written notice of the proposed redemption.

 (iii) Termination.

 The TRUST or any series or class thereof may be terminated as follows: (1) by the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or series or class thereof entitled to vote thereon; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or series or class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

 The CORPORATION'S Articles provide that a particular class or series of shares of the Corporation in which there are shares outstanding may liquidate or dissolve upon authorization by vote of a majority of the Board of Directors, subject to the approval of a majority of the outstanding securities of that class or series. For purposes of this section, majority is defined as the lesser of (1) 67 percent or more of the shares present at the meeting called to decide the issue, if the holders of more than 50 percent of the shares of the class or series of the Corporation are present or represented by proxy, or (2) more than 50 percent of the outstanding shares of the class or series of the Corporation.

 (iv) Merger, Consolidation, Sale of Assets.

 The TRUST'S Declaration of Trust provides that a series of the Trust may merge or consolidate with any other entity or may sell, lease or exchange all or substantially all of its property or may sell and convert all of its assets into money when and as authorized by the Trustees without the authorization, vote or consent of shareholders.

 Maryland law requires and the CORPORATION'S Articles provide that the Corporation may merge, consolidate, transfer its assets or have its shares exchanged upon the vote of a majority of the Directors and with the approval of the holders of a majority of the total number of shares outstanding and entitled to vote at a meeting called for the purpose.
                                       8

 (v) Charter Amendments.

 The TRUST'S Declaration of Trust states that the Trustees can amend such Declaration of Trust without shareholder approval to change the name of the Trust or any series of the Trust, to make the Trust conform to federal or state laws and to make any changes which do not have a material adverse effect on the financial interests of shareholders. Otherwise, a majority of the outstanding shares affected by the amendment must approve it.

 Maryland law requires that any amendments to the CORPORATION'S Articles, except for name changes, be approved by a majority of shares outstanding.

 (vi) Issuance of Shares.

 The TRUST'S Declaration of Trust provides that the number of shares the Trust may issue is unlimited and the Trustees have the ability to issue shares without shareholder approval.

 Maryland law requires the CORPORATION to state specifically the number of shares it is authorized to issue and also requires that the shareholders approve any issuance of shares unless, as is the case with the Corporation, the Articles specifically state that such authorization is not required and certain minimum consideration is received for the shares.

 (vii) Delegation.

 The Trustees of the TRUST may delegate any of their authority to committees of the Board. The Directors of the CORPORATION are limited in the authority they can delegate.

 (viii) Appraisal Rights.

 Shareholders of the TRUST have no appraisal rights. Shareholders of the CORPORATION have statutory appraisal rights in certain circumstances.

                              AGREEMENTS AND PLANS

 If shareholders of the Fund approve the Reorganization Agreement, the Trust, on behalf of the Successor Fund, will enter into contracts which are substantially identical to the Fund's currently effective contracts. These contracts will include an Administration Agreement with EVM and a Transfer Agency Agreement with TSSG. Custody and distribution services will continue to be provided to the Successor Fund by Investors Bank & Trust Company and Eaton Vance Distributors, Inc. (with its principal office located at 24 Federal Street, Boston, Massachusetts 02110), respectively, pursuant to the Trust's Custodian Agreement and Distribution Agreement. The terms of these agreements are substantially similar to those contained in the Fund's Custodian Agreement and Distribution Agreement. The Fund will continue to rely on the investment advisory services provided by BMR (with its principal office located at 24 Federal Street, Boston, Massachusetts
                                       9

02110) to the Strategic Income Portfolio, an open-end investment management company with the same investment objective as the Fund into which the Fund invests its assets. The Corporation has not retained the services of an investment adviser for the Fund. This arrangement will continue after the Reorganization. Coopers & Lybrand LLP, the Fund's current independent auditors, will continue to serve as the independent auditors to the Successor Fund as well as the Existing Series of the Trust. In addition, the Trustees of the Trust have adopted a Distribution Plan (the "Distribution Plan") for the Successor Fund which is substantially identical to the Fund's current distribution plan.

 The fee schedules for services provided to the Successor Fund under the agreements described above will be identical to those in effect for the Fund before its Reorganization. On the Closing Date, before distributing Successor Fund Shares to its shareholders, the Fund, as the sole shareholder of the Successor Fund, will vote to approve the Successor Fund's Distribution Plan.

                       BOARD OF DIRECTORS' RECOMMENDATION

 Based on the considerations discussed above, at a meeting held on June 19, 1995, the Directors of the Corporation unanimously approved the adoption of the Reorganization Agreement and determined that the Reorganization (i) is in the best interest of the Fund and (ii) will not result in dilution of the interest of the shareholders of the Fund. In addition, the Directors unanimously voted to recommend to the shareholders of the Fund that they approve the Reorganization Agreement and the transactions contemplated thereunder.

 The affirmative vote of a majority of the shares of the Fund outstanding and entitled to vote is required at a meeting called for the purpose of considering the Reorganization. All shares of the Fund will be voted together as a single class. If the shareholders of the Corporation do not approve the Reorganization Agreement, the Fund will retain its present status, and the Board of Directors of the Corporation will consider other arrangements for restructuring and reducing the expenses of the Fund.

 Shares of the Fund represented in person or by proxy (including shares which abstain or do not vote with respect to the Reorganization Agreement) will be counted for purposes of determining whether a quorum is present at the meeting. Accordingly, an abstention from voting has the same effect as a vote against the Reorganization Agreement. If a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on the Reorganization Agreement, those shares will not be considered present at the meeting and entitled to vote with respect to the proposed Reorganization Agreement. Therefore, for purposes of determining whether the Reorganization Agreement has been adopted, a "broker non-vote" has the same effect as a vote against the Reorganization Agreement because shares represented by a "broker non-vote" are considered to be outstanding shares.
                                       10

 THE DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE REORGANIZATION OF THE FUND TO BECOME A SERIES FUND OF THE TRUST.

                       NOTICE TO BANKS AND BROKER/DEALERS

 The Corporation on behalf of the Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to: The Shareholder Services Group, Inc., P.O. Box 9122, Hingham, MA 02043-9717.

                             ADDITIONAL INFORMATION

 The expense of preparing, printing and mailing this Proxy Statement and enclosures and the cost of soliciting proxies on behalf of the Board of Directors of the Corporation will be borne by the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Corporation, by broker-dealer firms or by a professional solicitation organization. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Corporation's officers, by its transfer agent, TSSG, or by broker-dealer firms, in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

 In the event that sufficient votes by the shareholders of the Fund in favor of the Proposal set forth in the Notice of this meeting are not received by August 30, 1995, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

 The Corporation will furnish, without charge, a copy of the Fund's Annual Report and its most recent Semi-Annual Report succeeding the Annual Report, if
                                       11
any, to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should direct all written requests to: Thomas Otis, Secretary, Eaton Vance Investment Fund, Inc., 24 Federal Street, Boston, Massachusetts 02110 or should call Eaton Vance Shareholder Services at 1-800-225-6265.

 Submission of Shareholder Proposals. The Corporation and the Fund do not hold annual shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to: Thomas Otis, Secretary, Eaton Vance Investment Fund, Inc., 24 Federal Street, Boston, Massachusetts 02110. Proposals must be received in advance of a proxy solicitation to be included and the mere submission of a proposal does not guarantee inclusion in the proxy statement because certain federal securities law rules must be complied with. If the Reorganization contemplated by the Proposal is approved, neither the Fund nor the Corporation will hold any further shareholder meetings.



                                   EV MARATHON
 STRATEGIC INCOME FUND





July 14, 1995

                                                                       EXHIBIT A



                      AGREEMENT AND PLAN OF REORGANIZATION


 THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this ____ day of _______, 1995, between Eaton Vance Investment Fund, Inc. (the "Corporation"), a Maryland corporation, on behalf of EV Marathon Strategic Income Fund (the "Fund"), and Eaton Vance Government Obligations Trust, a Massachusetts business trust (the "Trust"), each with principal offices at 24 Federal Street, Boston, Massachusetts 02110. Prior to Closing (as defined below) the Trust will be redesignated as the Eaton Vance Mutual Funds Trust.

1. PLAN OF REORGANIZATION AND LIQUIDATION

a.
The Corporation, on behalf of the Fund, shall assign, sell, convey, transfer and deliver to a new series of the Trust (the "Successor Fund") at the Closing provided for in Section 2 (hereinafter called the "Closing") all of its then existing assets of every kind and nature. In consideration therefor, the Trust, on behalf of the Successor Fund, agrees that at the Closing (i) the Successor Fund shall assume all of the Fund's obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise, including all unpaid fees and expenses of the Fund in connection with the transactions contemplated hereby and (ii) the Trust shall issue and deliver to the Fund a number of full and fractional shares of beneficial interest of the Successor Fund (the "Successor Fund Shares"), which is equal to the number of full and fractional shares of the
   Fund then outstanding.

b.
Upon consummation of the transactions described in paragraph (a) of this Section 1, the Corporation, on behalf of the Fund, shall distribute in complete liquidation pro rata to its shareholders of record as of the Closing Date the Successor Fund Shares received by the Fund. Such distribution shall be accomplished by the establishment of an account on the share record books of the Successor Fund in the name of each shareholder of the Fund representing a number of full and fractional Successor Fund Shares equal to the number of shares of the Fund owned of record by the shareholder at the Closing Date.

c.As promptly as practicable after the liquidation of the Fund as aforesaid, the legal existence of the Fund shall be terminated.

2.CLOSING AND CLOSING DATE. The Closing shall occur at ______.m. on October 31, 1995 or at such later time and date as the parties may mutually agree (the
   "Closing Date").

3.CONDITIONS PRECEDENT. The obligations of the Corporation, the Fund, the Trust and the Successor Fund to effect the transactions contemplated hereunder

(the "Reorganization") shall be subject to the satisfaction of each of the following conditions:

a.All such filings shall have been made with, and all such authorizations and orders shall have been received from, the Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement.

b.
Each party shall have received an opinion of counsel substantially to the effect that for federal income tax purposes: (1) the acquisition of the assets and assumption of the liabilities of the Fund by the Successor Fund in return for Successor Fund Shares, the distribution of such Successor Fund Shares to the shareholders of the Fund in complete liquidation of the Fund, and the termination of the Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Successor Fund and the Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Successor Fund solely in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Fund and the distribution by the Fund of such Successor Fund Shares to the shareholders of the Fund; (3) no gain or loss will be recognized by the Successor Fund upon the receipt of all of the assets of the Fund in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Fund; (4) the tax basis of the Successor Fund in assets received from the Fund will be the same as the tax basis of such assets in the hands of the Fund immediately prior to the transfer of such assets to the Successor Fund; (5) the Successor Fund's tax holding period for the assets acquired from the Fund will include, in each instance, the Fund's tax holding period for those assets; (6) no gain or loss will be recognized by the Fund's shareholders upon the exchange of their shares of the Fund solely for Successor Fund Shares as part of the reorganization; (7) the tax basis of the Successor Fund Shares received by the Fund's shareholders in the transaction will be, for each shareholder, the same as the tax basis of the shares of the Fund exchanged therefor; and (8) the tax holding period of the Successor Fund Shares received by the Fund's shareholders will include, for each shareholder, the shareholder's tax holding period for the shares of the Fund surrendered therefor, provided that the surrendered shares were held as capital assets in the hands of the Fund's shareholders on the date of the exchange. The opinion may cover any additional matters deemed material by such counsel.

c.This Agreement and the Reorganization shall have been adopted and approved by the affirmative vote of the holders of a majority of the shares of the

Fund outstanding and entitled to vote. All shares of the Fund will be voted together as a single class.

d.The Trust, on behalf of the Successor Fund, shall have entered into a Transfer Agency Agreement with The Shareholder Services Group, Inc., and a Distribution Agreement with Eaton Vance Distributors, Inc. Each such agreement shall be in each case substantially identical in form and substance to those respective agreements in effect at the Closing Date between the Fund and said other parties. Each such agreement shall have been approved by the Trustees of the Trust and, to the extent required by law, by the Trustees of the Trust who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940; and

e.The Trustees of the Trust, including those Trustees of the Trust who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940, shall have selected as auditors for the Successor Fund such auditors as shall have been selected and ratified for the Fund. Such selection shall have been ratified by the Fund as the sole shareholder of the Successor Fund prior to the consummation of the Reorganization; and

f.The Trust, on behalf of the Successor Fund, shall have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 substantially identical in form and substance to the Fund's Distribution Plan in effect at the Closing Date. The Successor Fund's Distribution Plan shall be approved by the Trustees of the Trust in accordance with Rule 12b-1 and by the Fund, as the sole shareholder of the Successor Fund prior to the consummation of the Reorganization.

 At any time prior to the Closing, any of the foregoing conditions except 3(c) may be waived by the Board of Directors of the Corporation or the Board of Trustees of the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Fund.

4.
AMENDMENT. This Agreement may be amended at any time by action of the Directors of the Corporation and the Trustees of the Trust, notwithstanding approval thereof by the shareholders of the Fund, provided that no amendment shall have a material adverse effect on the interests of the shareholders of the Fund.

5.
TERMINATION. The Board of Directors of the Corporation or the Board of Trustees of the Trust may terminate this Agreement and abandon the Reorganization, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Closing, if circumstances should develop that, in their judgment, make proceeding with the Reorganization inadvisable.

6.
LIMITATION OF LIABILITY OF THE DIRECTORS, TRUSTEES AND THE SHAREHOLDERS. Copies of the Articles of Organization of the Corporation, as may be amended from time to time, are on file with the Secretary of State of Maryland, and copies of the Declaration of Trust of the Trust, as it may be amended from time to time, are on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given of the limitation of shareholder liability as set forth in the laws of Maryland and in each such instrument. The obligations assumed by the Corporation on behalf of the Fund and the Trust on behalf of the Successor Fund pursuant to this Agreement shall be limited in all cases to the Corporation on behalf of the Fund and the Trust on behalf of the Successor Fund and their respective assets. None of the other series of the Trust shall be liable for any obligations assumed by the Successor Fund hereunder. No party named herein shall seek satisfaction of any obligation hereunder from the shareholders or any shareholder of the Corporation, the Fund, the Trust or the Successor Fund. No party named herein shall seek satisfaction of any such obligation from the Trustees of the Trust or the Directors of the Corporation or any individual Trustee or Director.

 This Agreement shall be executed in any number of counterparts each of which shall be deemed to be an original, but all of such counterparts together shall constitute only one instrument.

 IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.



                                   EATON VANCE INVESTMENT
 FUND, INC.



 Attest:                           By:_________________________________
                                   Secretary

                                   By:_________________________________
                                   President



                                   EATON VANCE GOVERNMENT
 OBLIGATIONS TRUST



 Attest:                           By:_________________________________
                                   Secretary

                                   By:_________________________________
                                   President
                                      A-4



EV MARATHON STRATEGIC INCOME FUND                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
(A SERIES OF EATON VANCE INVESTMENT              EATON VANCE INVESTMENT FUND, INC.
FUND, INC.)





PROXY


KNOW ALL MEN BY THESE PRESENTS: That the undersigned, revoking previous proxies for such shares, hereby appoints James B. Hawkes, H. Day Brigham, Jr. and Thomas Otis, or any one of them, attorneys of the undersigned with full power of substitution, to vote all shares of EV Marathon Strategic Income Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on August 30, 1995 at the principal office of the Fund, 24 Federal Street, Boston, Massachusetts 02110, at 11:15 a.m. (Boston time), and at any and all adjournments thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

The shares represented by this proxy will be voted on the following matters as specified below by the undersigned. If no specification is made, this proxy will be voted in favor of all such matters. Note: This proxy MUST be returned in order for your shares to be voted.

________________________________________________________________________________
________________________________________

1. To approve an Agreement and Plan of Reorganization between Eaton Vance Investment Fund, Inc. and Eaton Vance Government Obligations Trust (the "Trust") providing for the transfer of all of the assets of the Fund to a new series of the Trust (the "Successor Fund") in exchange solely for shares of beneficial interest ("Successor Shares") of the Successor Fund, the assumption by the Successor Fund of all the liabilities of the Fund and the distribution of Successor Shares by the Fund to the Fund's shareholders in liquidation of the Fund.

FOR / / AGAINST / / ABSTAIN / /

2. To act upon such other matters as may properly come before the Meeting or any adjournment thereof.

________________________________________________________________________________
________________________________________

THE DIRECTORS RECOMMEND A VOTE IN FAVOR OF PROPOSAL (1).

                                                            ____________________
                                                            ____________________
                                                            __

                                                            ____________________
                                                            ____________________
                                                            __
                                                            Please sign exactly
                                                            as your name or
                                                            names appear on the
                                                            left.


                                                            Dated:
                                                            ____________________
                                                            _________,
                                                            1995